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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 25, 2004

                                Modem Media, Inc.
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             (Exact name of Registrant as Specified in its Charter)


Delaware                        0-21935                         06-1464807
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State or other         (Commission File Number)             (I.R.S. Employer
Jurisdiction of                                            Identification No.)
Incorporation)

                   230 East Avenue, Norwalk, Connecticut 06855
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              (Address of Principal Executive Officers) (Zip Code)



                                 (203) 299-7000
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              (Registrant's telephone number, including area code)




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Item 5.   Other Events

On February 25, 2004, Modem Media, Inc. (the "Company") announced the appointment of Scott Sorokin as Managing Director of its San Francisco office. A press release was issued to that effect. The complete text of the press release issued by the Company is attached as an exhibit to this document.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)    Exhibits
                99   Press Release, dated February 25, 2004


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                MODEM MEDIA, INC.

                                 /s/ Sloane Levy
                                 ----------------------------------------
                                 Sloane Levy
                                 SVP, General Counsel and Human Resources
February 26, 2004